AMENDMENT NO. 2 TO THE COMDISCO, INC.
                 1995 LONG-TERM STOCK OWNERSHIP INCENTIVE PLAN
                          DATED AS OF NOVEMBER 3, 1999

         The Board of Directors of Comdisco, Inc. hereby amends and modifies the Comdisco, Inc. 1995 Long-Term Stock Ownership Incentive Plan (the "Plan") in accordance with the authority granted under Section 25 of the Plan. The Effective Date of this Amendment shall be as of November 3, 1999.

1.       Section 8 shall be revised to read as follows:

"8.NON-TRANSFERABILITY. Except for  those  assignments and transfers  that are approved by the Committee, or as otherwise may be provided by the Committee, each Award (other than Restricted Stock) granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution; provided, however, that a Grantee may (a) designate in writing a beneficiary to exercise his/her Award after the Grantee's death and (b) transfer an option (other than an Incentive Stock Option), Stock Appreciation Right or Performance Unit to a revocable, inter vivos trust as to which the Grantee is both the settlor and trustee, and (c) transfer an Award for no consideration to any of the following permissible transferees (each a "Permissible Transferee"): (w) any member of the Immediate Family of the Grantee to whom such Award was granted, (x) any trust solely for the benefit of the Grantee and members of the Grantee's Immediate Family, (y) any partnership or limited liability company whose only partners or members are the Grantee and members of the Grantee's Immediate Family, or (z) any other transferee approved by the Committee in advance of the transfer; and further provided that: (i) the transfer of any Award shall not be effective on a date earlier than the date on which the Award is first exercisable as set forth in this Plan; (ii) any Permitted Transferee to whom an Award is transferred by a Grantee shall not be entitled to transfer the Award, other than to the Grantee or by will or the laws of descent and distribution; and (iii) the Permitted Transferee shall remain subject to all of the terms and conditions applicable to such Award prior to such transfer. For purposes of this Section 8, "Immediate Family" means, with respect to a particular Grantee, such Grantee's spouse, children, stepchildren, grandchildren parents, stepparents, grandparents, siblings, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, and sister-in-law, and shall include relationships arising from legal adoption. Each share of Restricted Stock shall be nontransferable until such share becomes nonforfeitable and the Restricted Period, if any, lapses."

2. Section 14 shall be revised to add the following sentence:

   "In the event of a termination of employment other than for Cause, the Committee in its discretion may extend the period of time following the Grantee's termination of employment that an Award could otherwise be exercised to permit the exercise of any unexercised portion of an Award to the extent such Award was exercisable on the date of the Grantee's termination of employment; provided however, that in no event may the term of any Award expire or be exercisable more than 15 years (ten years for Incentive Stock Options) after the Grant Date of such Award."

                             AMENDMENT NO. 1 TO THE
           COMDISCO, INC.1989 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                          DATED AS OF NOVEMBER 3, 1999


The Board of Directors of Comdisco, Inc. hereby amends and modifies the Comdisco, Inc. 1989 Non-Employee Directors Stock Option Plan (the "Plan") in accordance with the authority granted under Section 10 of the Plan. The Effective Date of this Amendment shall be as of November 3, 1999.

1. Section 8 shall be amended by revising the first sentence of that section to read as follows:

         "Except for those transfers that are approved by the Board, or as may otherwise be provided by the Board, options are not transferable other than by will or by the laws of descent or distribution, and during a Director's lifetime are exercisable only by the Director or the Director's guardian or legal representative; provided, however, that a Director may (a) designate in writing a beneficiary to exercise his/her option after the Director's death and (b) transfer an option to a revocable, inter vivos trust as to which the Director is both the settlor and trustee, and (c) transfer an option for no consideration to any of the following permissible transferees (each a "Permissible Transferee"): (w) any member of the Immediate Family of the Director to whom such option was granted, (x) any trust solely for the benefit of the Director and members of the Director 's Immediate Family, (y) any partnership or limited liability company whose only partners or members are the Director and members of the Director 's Immediate Family, or
         (z) any other transferee approved by the Board in advance of the transfer; and further provided that: (i) the transfer of any option shall not be effective on a date earlier than the date on which the option is first exercisable as set forth in this plan; (ii) any Permitted Transferee to whom an option is transferred by a Director shall not be entitled to transfer the option, other than to the Director or by will or the laws of descent and distribution; and (iii) the Permitted Transferee shall remain subject to all of the terms and conditions applicable to such option prior to such transfer. For purposes of this Section 8, "Immediate Family" means, with respect to a particular Director, such Director 's spouse, children, stepchildren, grandchildren parents, stepparents, grandparents, siblings, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, and sister-in-law, and shall include relationships arising from legal adoption."

                             AMENDMENT NO. 1 TO THE
                      COMDISCO, INC. 1981 STOCK OPTION PLAN
                          DATED AS OF NOVEMBER 3, 1999

The Board of Directors of Comdisco, Inc. hereby amends and modifies the Comdisco, Inc. 1981 Stock Option Plan (the "Plan") in accordance with the authority granted under Section 11 of the Plan. The Effective Date of this Amendment shall be as of November 3, 1999.

1. Section 9 shall be amended by adding the following sentence immediately before the last sentence in that section:

         "Notwithstanding the foregoing provisions of this Section 9, if the participant's employment with the Company terminates for any reason other than for cause, the Committee in its discretion may extend the period of time following the participant's termination of employment that an option could otherwise be exercised to permit the exercise of any unexercised portion of an option to the extent such option was
         exercisable   on  the  date  of  the   participant's   termination   of
         employment."

2. Section 10 shall be amended by revising the first sentence of that 3 section to read as follows:

         "Except for those transfers that are approved by the Committee or as may otherwise be provided by the Committee, options are not transferable other than by will or by the laws of descent or distribution, and during a participant's lifetime are exercisable only by the participant or the participant's guardian or legal representative; provided, however, that a participant may (a) designate in writing a beneficiary to exercise his/her option after the participant's death and (b) transfer an option to a revocable, inter vivos trust as to which the participant is both the settlor and trustee, and (c) transfer an option for no consideration to any of the following permissible transferees (each a "Permissible Transferee"):
         (w) any member of the Immediate Family of the participant to whom such option was granted, (x) any trust solely for the benefit of the participant and members of the participant 's Immediate Family, (y) any partnership or limited liability company whose only partners or members are the participant and members of the participant 's Immediate Family, or (z) any other transferee approved by the Committee in advance of the transfer; and further provided that: (i) the transfer of any option shall not be effective on a date earlier than the date on which the option is first exercisable as set forth in this plan; (ii) any Permitted Transferee to whom an option is transferred by a participant shall not be entitled to transfer the option, other than to the participant or by will or the laws of descent and distribution; and
         (iii) the Permitted Transferee shall remain subject to all of the terms and conditions applicable to such option prior to such transfer. For purposes of this Section 10, "Immediate Family" means, with respect to a particular participant, such participant 's spouse, children, stepchildren, grandchildren parents, stepparents, grandparents, siblings, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, and sister-in-law, and shall include relationships arising from legal adoption."

                             AMENDMENT NO. 1 TO THE
                      COMDISCO, INC. 1987 STOCK OPTION PLAN
                          DATED AS OF NOVEMBER 3, 1999

The Board of Directors of Comdisco, Inc. hereby amends and modifies the Comdisco, Inc. 1987 Stock Option Plan (the "Plan") in accordance with the authority granted under Section 11 of the Plan. The Effective Date of this Amendment shall be as of November 3, 1999.

1. Section 9 shall be amended by adding the following sentence immediately before the last sentence in that section:

         "Notwithstanding the foregoing provisions of this Section 9, if the participant's employment with the Company terminates for any reason other than for cause, the Committee in its discretion may extend the period of time following the participant's termination of employment that an option could otherwise be exercise to permit the exercise of any unexercised portion of an option to the extent such option was
         exercisable   on  the  date  of  the   participant's   termination   of
         employment."

2. Section 10 shall be amended by revising the first sentence of that section to read as follows:

         "Except for those transfers that are approved by the Committee or as may otherwise be provided by the Committee, options are not transferable other than by will or by the laws of descent or distribution, and during a participant's lifetime are exercisable only by the participant or the participant's guardian or legal representative; provided, however, that a participant may (a) designate in writing a beneficiary to exercise his/her option after the participant's death and (b) transfer an option to a revocable, inter vivos trust as to which the participant is both the settlor and trustee, and (c) transfer an option for no consideration to any of the following permissible transferees (each a "Permissible Transferee"):
         (w) any member of the Immediate Family of the participant to whom such option was granted, (x) any trust solely for the benefit of the participant and members of the participant 's Immediate Family, (y) any partnership or limited liability company whose only partners or members are the participant and members of the participant 's Immediate Family, or (z) any other transferee approved by the Committee in advance of the transfer; and further provided that: (i) the transfer of any option shall not be effective on a date earlier than the date on which the option is first exercisable as set forth in this plan; (ii) any Permitted Transferee to whom an option is transferred by a participant shall not be entitled to transfer the option, other than to the participant or by will or the laws of descent and distribution; and
         (iii) the Permitted Transferee shall remain subject to all of the terms and conditions applicable to such option prior to such transfer. For purposes of this Section 10, "Immediate Family" means, with respect to a particular participant, such participant 's spouse, children, stepchildren, grandchildren parents, stepparents, grandparents, siblings, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, and sister-in-law, and shall include relationships arising from legal adoption."

                             AMENDMENT NO. 1 TO THE
                      COMDISCO, INC. 1991 STOCK OPTION PLAN
                          DATED AS OF NOVEMBER 3, 1999


The Board of Directors of Comdisco, Inc. hereby amends and modifies the Comdisco, Inc. 1991 Stock Option Plan (the "Plan") in accordance with the authority granted under Section 11 of the Plan. The Effective Date of this Amendment shall be as of November 3, 1999.

1. Section 9 shall be amended by adding the following sentence immediately before the last sentence in that section:

         "Notwithstanding the foregoing provisions of this Section 9, if the participant's employment with the Company terminates for any reason other than for cause, the Committee in its discretion may extend the period of time following the participant's termination of employment that an option could otherwise be exercise to permit the exercise of any unexercised portion of an option to the extent such option was
         exercisable   on  the  date  of  the   participant's   termination   of
         employment."

2. Section 10 shall be amended by revising the first sentence of that section to read as follows:

         "Except for those transfers that are approved by the Committee or as may otherwise be provided by the Committee, options are not transferable other than by will or by the laws of descent or distribution, and during a participant's lifetime are exercisable only by the participant or the participant's guardian or legal representative; provided, however, that a participant may (a) designate in writing a beneficiary to exercise his/her option after the participant's death and (b) transfer an option to a revocable, inter vivos trust as to which the participant is both the settlor and trustee, and (c) transfer an option for no consideration to any of the following permissible transferees (each a "Permissible Transferee"):
         (w) any member of the Immediate Family of the participant to whom such option was granted, (x) any trust solely for the benefit of the participant and members of the participant 's Immediate Family, (y) any partnership or limited liability company whose only partners or members are the participant and members of the participant 's Immediate Family, or (z) any other transferee approved by the Committee in advance of the transfer; and further provided that: (i) the transfer of any option shall not be effective on a date earlier than the date on which the option is first exercisable as set forth in this plan; (ii) any Permitted Transferee to whom an option is transferred by a participant shall not be entitled to transfer the option, other than to the participant or by will or the laws of descent and distribution; and
         (iii) the Permitted Transferee shall remain subject to all of the terms and conditions applicable to such option prior to such transfer. For purposes of this Section 10, "Immediate Family" means, with respect to a particular participant, such participant 's spouse, children, stepchildren, grandchildren parents, stepparents, grandparents, siblings, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, and sister-in-law, and shall include relationships arising from legal adoption. "

                             AMENDMENT NO. 1 TO THE
          COMDISCO, INC. 1992 LONG-TERM STOCK OWNERSHIP INCENTIVE PLAN
                          DATED AS OF NOVEMBER 3, 1999


         The Board of Directors of Comdisco, Inc. hereby amends and modifies the Comdisco, Inc. 1992 Long-Term Stock Ownership Incentive Plan (the "Plan") in accordance with the authority granted under Section 25 of the Plan. The Effective Date of this Amendment shall be as of November 3, 1999.

1. Section 8 shall be amended by revising the first sentence of that section to read as follows:

"8.NON-TRANSFERABILITY.  Except for those assignments and transfers that are approved by the Committee, or as otherwise may be provided by the Committee, each Award (other than Restricted Stock) granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution; provided, however, that a Grantee may (a) designate in writing a beneficiary to exercise his/her Award after the Grantee's death and (b) transfer an option (other than an Incentive Stock Option), Stock Appreciation Right or Performance Unit to a revocable, inter vivos trust as to which the Grantee is both (the settlor and trustee, and (c) transfer an Award for no consideration to any of the following permissible transferees (each a "Permissible Transferee"): (w) any member of the Immediate Family of the Grantee to whom such Award was granted, (x) any trust solely for the benefit of the Grantee and members of the Grantee's Immediate Family, (y) any partnership or limited liability company whose only partners or members are the Grantee and members of the Grantee's Immediate Family, or (z) any other transferee approved by the Committee in advance of the transfer; and further provided that: (i) the transfer of any Award shall not be effective on a date earlier than the date on which the Award is first exercisable as set forth in this plan; (ii) any Permitted Transferee to whom an Award is transferred by a Grantee shall not be entitled to transfer the Award, other than to the Grantee or by will or the laws of descent and distribution; and (iii) the Permitted Transferee shall remain subject to all of the terms and conditions applicable to such Award prior to such transfer. For purposes of this Section 8, "Immediate Family" means, with respect to a particular Grantee, such Grantee's spouse, children, stepchildren, grandchildren parents, stepparents, grandparents, siblings, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, and sister-in-law, and shall include relationships arising from legal adoption. Each share of Restricted Stock shall be nontransferable until such share becomes nonforfeitable and the Restricted Period, if any, lapses."

2. Section 14 shall be revised to add the following sentence:

         "In the event of a termination of employment other than for Cause, the Committee in its discretion may extend the period of time following the Grantee's termination of employment that an Award could otherwise be exercised to permit the exercise any unexercised portion of an Award to the extent such Award was exercisable on the date of the Grantee's termination of employment; provided however, that in no event may the term of any Award expire or be exercisable more than 15 years (ten years for Incentive Stock Options) after the Grant Date of such Award."

                             AMENDMENT NO. 1 TO THE
          COMDISCO, INC. 1996 OUTSIDE DIRECTOR DEFERRED FEE OPTION PLAN
                          DATED AS OF NOVEMBER 3, 1999

The Board of Directors of Comdisco, Inc. hereby amends and modifies the Comdisco, Inc. 1996 Outside Director Deferred Fee Option Plan (the "Plan") in accordance with the authority granted under Section 13 of the Plan. The Effective Date of this Amendment shall be as of November 3, 1999.

1. Section 10 shall be amended by revising the first sentence of that section to read as follows:

         "Except for those transfers that are approved by the Director Option Committee, or as otherwise provided by the Director Option Committee, the options granted under this Plan are not transferable except by will or by the laws of descent and distribution; provided, however, that a Participant may (a) designate in writing a beneficiary to exercise his/her option after the Participant's death and (b) transfer an option to a revocable, inter vivos trust as to which the Participant is both the settlor and trustee, and (c) transfer an option for no consideration to any of the following permissible transferees (each a "Permissible Transferee"): (w) any member of the Immediate Family of the Participant to whom such option was granted, (x) any trust solely for the benefit of the Participant and members of the Participant 's Immediate Family, (y) any partnership or limited liability company whose only partners or members are the Participant and members of the Participant 's Immediate Family, or (z) any other transferee approved by the Director Option Committee in advance of the transfer; and further provided that: (i) the transfer of any option shall not be effective on a date earlier than the date on which the option is first exercisable as set forth in this plan; (ii) any Permitted Transferee to whom an option is transferred by a Participant shall not be entitled to transfer the option, other than to the Participant or by will or the laws of descent and distribution; and (iii) the Permitted Transferee shall remain subject to all of the terms and conditions applicable to such option prior to such transfer. For purposes of this Section 10, "Immediate Family" means, with respect to a particular Participant, such Participant 's spouse, children, stepchildren, grandchildren parents, stepparents, grandparents, siblings, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, and sister-in-law, and shall include relationships arising from legal adoption. "